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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1999 Stock Option/Stock Issuance Plan of Advanced Lumitech, Inc. of our report dated March 31, 1999, with respect to the consolidated financial statements of Advanced Lumitech, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1998.



Boston, Massachusetts
September 28, 1999